IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                                        )
In Re:                                  )        Chapter 11
                                        )
INNOVATIVE CLINICAL                     )        Case No.  00-3027 (PJW)
SOLUTIONS, LTD., et al.,                )
                                        )        (Jointly Administered)
                           Debtors      )
                                        )
________________________________________)


         ORDER (A) APPROVING THE PREPETITION SOLICITATION AND DISCLOSURE
                  STATEMENT ASCONTAINING ADEQUATE INFORMATION,
              AND (B) CONFIRMING PREPACKAGED PLAN OF REORGANIZATION
                 OF INNOVATIVE CLINICAL SOLUTIONS, LTD., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE


     Innovative Clinical Solutions, Ltd. and its affiliated debtor subsidiaries (collectively, "ICSL," the "Debtors," or the "Company"), debtors and debtors-in-possession herein, having filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on July 14, 2000 (the "Petition Date") and simultaneously therewith having filed their Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Prepackaged Plan"), a copy of which is attached hereto and incorporated herein as Exhibit A, and their Prepetition Solicitation and Disclosure Statement with Respect to the Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"); the Debtors having distributed the Prepackaged Plan and the Disclosure Statement to all holders of Impaired Claims1/ against and Impaired Interests in the Debtors, and the Debtors having distributed ballots to record holders of Impaired Claims, for further distribution to the beneficial holders thereof, by which such holders were asked to vote to accept or reject the Prepackaged Plan, beginning on or about June 12, 2000; the Affidavit of William P. Fiske of Corporate Investor Communications,

[FN]
--------
     1/ Unless otherwise specified, capitalized terms and phrases herein have the meanings ascribed to them in the Prepackaged Plan.

                                       1

Inc. certifying the (i) Procedures for Distribution of Solicitation Materials, and (ii) Tabulation of the Ballots Received for the Debtors' Prepackaged Plan of Reorganization having been filed with this Court on July 14, 2000 (the "Voting Affidavit"); this Court upon motion of the Debtors, having entered an order dated July 14, 2000 (the "Scheduling Order") fixing August 23, 2000 as the date of the hearing pursuant to Rules 3017 and 3018 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") and sections 1126 and 1128 of the Bankruptcy Code to consider approval of the Disclosure Statement and confirmation of the Prepackaged Plan (the "Combined Hearing"); the Affidavit of Kathy Gerber of Bankruptcy Services, LLC having been filed with this Court on July 24, 2000 with respect to the mailing of the Notice of Combined Hearing to parties-in-interest in accordance with the Scheduling Order; the Affidavits of Publication of The Wall Street Journal and The Providence Journal each having been filed with this Court on August 21, 2000 with respect to the publication of notice of Combined Hearing in the national edition of The Wall Street Journal on July 19, 2000 and The Providence Journal on July 21, 2000, in accordance with the Scheduling Order; this Court having reviewed the Prepackaged Plan and the Disclosure Statement; this Court having heard the statements of counsel in support of the relief requested herein at the Combined Hearing; and it appearing to this Court that (a) notice of the Combined Hearing and the opportunity of any party-in-interest to object to confirmation of the Prepackaged Plan were adequate and appropriate as to all parties to be affected by the Prepackaged Plan, and (b) this Court having determined that the legal and factual bases set forth in the Prepackaged Plan and Disclosure Statement and presented at the Combined Hearing establish just cause for the relief granted herein; this Court hereby makes and issues the following Findings of Fact, Conclusions of Law and Orders:2/

                  I. FINDINGS OF FACT AND CONCLUSIONS OF LAW:

[FN]
--------
     2/ This Confirmation Order constitutes this Court's findings of fact and conclusions of law under Fed. R. Civ. P. 52, as made applicable by Bankruptcy Rules 7052 and 9014. Any and all findings of fact shall constitute findings of fact even if they are stated as conclusions of law, and any and all conclusions of law shall constitute conclusions of law even if they are stated as findings of fact.

     A. On the Petition Date, the Debtors commenced the Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code. The Debtors were and are qualified to be debtors under section 109 of the Bankruptcy Code. Venue of these proceedings and the Chapter 11 Cases is proper pursuant to 28 U.S.C. sections 1408 and 1409. Consideration of the prepetition solicitation of votes on the Prepackaged Plan (the "Prepetition Solicitation") and the Disclosure Statement and confirmation of the Prepackaged Plan are core proceedings pursuant to 28 U.S.C. section 157(b) and this Court has jurisdiction to enter a final order with respect thereto pursuant to 28 U.S.C. sections 157 and 1334.

     B. The Disclosure Statement complies with section 1125 of the Bankruptcy Code, including the requirement of section 1125(a)(1) that it contain " 'adequate information' . . . that would enable a hypothetical reasonable investor . . . to make an informed judgment about the [Prepackaged Plan] . . " The Prepackaged Plan, the Disclosure Statement, the ballots and the notices were transmitted and served in compliance with the Scheduling Order, the Bankruptcy Code and the Bankruptcy Rules. The transmittal and service as described in, among other things, the Voting Affidavit were good and sufficient under the particular circumstances of these Chapter 11 cases. Good, proper and sufficient notice of the Disclosure Statement and Confirmation Hearing, objection deadlines and other matters described in the notices was given in compliance with the Bankruptcy Code, the Bankruptcy Rules and the Scheduling Order, and no other or further notice is or shall be required.

     C. The Prepackaged Plan complies with all applicable provisions of the Bankruptcy Code as required by section 1129(a)(1) of the Bankruptcy Code, including, without limitation, sections 1122 and 1123. Pursuant to sections 1122(a) and 1123(a)(1) of the Bankruptcy Code, Articles II and III of the Prepackaged Plan designate Classes of Claims and Interests, other than

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

Administrative Claims and Priority Tax Claims.3/ As required by section 1122(a), each Class of Claims and Interests contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class.

     D. The Prepackaged Plan contains all the contents made mandatory by section 1123(a) of the Bankruptcy Code. Pursuant to sections 1123(a)(1) through (3) of the Bankruptcy Code, Articles II and III of the Prepackaged Plan designate all required classes of Claims and Interests, specify all Claims and Interests that are not Impaired, and specify the treatment of all Claims and Interests that are Impaired. Pursuant to section 1123(a)(4) of the Bankruptcy Code, Article III of the Prepackaged Plan also provides the same treatment for each Claim or Interest within a particular Class.

     E. Pursuant to section 1123(a)(5) of the Bankruptcy Code, the Prepackaged Plan provides adequate means for the Prepackaged Plan's implementation. The Debtors will have, immediately upon the effectiveness of the Prepackaged Plan, sufficient Cash to make all payments required to be made on the Effective Date pursuant to the terms of the Prepackaged Plan. Moreover, Article VII and various other provisions of the Prepackaged Plan specifically provide adequate means for the Prepackaged Plan's implementation, including, without limitation:

     a. the issuance of the New ICSL Common Stock on the Effective Date;

     b. the cancellation of the Debentures, the Old ICSL Common Stock and the Old Other Interests, effective as of the Effective Date;

     c. the adoption of the New ICSL By-Laws;

     d. the adoption of the New ICSL Certificate of Incorporation;

     e. the adoption of the New Subsidiary Debtors Certificate Amendments;

     f. the adoption of the Option Plan on the Effective Date;

     g. the revesting of the Debtors' property in the Reorganized Debtors;

[FN]
--------
     3/ The Administrative Claims and the Priority Tax Claims, to the extent that such claims exist, are Unimpaired under the Prepackaged Plan and, in accordance with section 1123(a)(1) of the Bankruptcy Code, are not designated as Classes of Claims for purposes of the Prepackaged Plan and for purposes of sections 1123, 1124, 1126, and 1129 of the Bank

     h. the payment of the Retention Payments;

     i. the issuance of the Management and Director Options;

     j. the execution of the Senior Management Contracts;

     k. the execution of the Registration Rights Agreement; and

     l. the execution and consummation by certain of the Debtors of the New Credit Facility.

     F. Section 7.02 of the Prepackaged Plan provides for the inclusion in the New ICSL Certificate of Incorporation and the New Subsidiary Debtors Certificate Amendments of all provisions required to be included under section 1123(a)(6) of the Bankruptcy Code. Article X of the Prepackaged Plan and parallel provisions in the Disclosure Statement collectively provide that (a) the pre-Effective Date officers will continue to serve after confirmation of the Prepackaged Plan, and
(b) the Board of Directors of Reorganized ICSL shall consist of (i) Michael T. Heffernan, Kevin E. Moley, Eric Moskow, M.D. and David M. Livingston, M.D., all current directors, and (ii) those persons proposed for nomination to Reorganized ICSL's Board of Directors by the Steering Committee, including William S. Bernstein, Marvin Moser, M.D., and Yang Lie. As required by section 1123(a)(7) of the Bankruptcy Code, ICSL's officers and directors have been selected in a manner consistent with the interests of the holders of Claims and Interests and public policy.

     G. The Debtors, as proponents of the Prepackaged Plan, have complied with all applicable provisions of the Bankruptcy Code as required by section 1129(a)(2) of the Bankruptcy Code, including, without limitation, sections 1125 and 1126 and Bankruptcy Rules 3017, 3018 and 3019. The solicitation of acceptance or rejection of the Prepackaged Plan was made through disclosure to Holders of Claims and Interests of adequate information as defined in section 1125(a) of the Bankruptcy Code.

     H. ICSL, its directors, officers, employees, agents, affiliates and Professionals (acting in such capacity) have acted in "good faith," within the meaning of section l125(e) of the Bankruptcy Code.

     I. The Debtors proposed the Prepackaged Plan in good faith and not by any means forbidden by law. Consistent with the overriding purpose of chapter 11 of the Bankruptcy Code, the Prepackaged Plan is designed to allow the Debtors to reorganize by providing it with a capital structure that will allow them to satisfy their obligations with sufficient liquidity and capital resources to continue to conduct business.

     J. Pursuant to section 1129(a)(4) of the Bankruptcy Code, any payment made or promised by the Debtors or by any person issuing securities or acquiring property under the Prepackaged Plan, for services or for costs and expenses in, or in connection with, the Chapter 11 Cases, or in connection with the Prepackaged Plan and incident to the Chapter 11 Cases, has been, or will before payment be, disclosed to this Court. Any such payment made before Confirmation is reasonable. Any such payment to be made after Confirmation, including payment of fees and expenses to the Professionals, is subject to the approval of this Court as reasonable and as provided in the Bankruptcy Code.

     K. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors have disclosed the identity and affiliations of the proposed directors and officers of Reorganized ICSL following confirmation of the Prepackaged Plan. The officers of ICSL shall continue as officers of Reorganized ICSL. The board of directors of Reorganized ICSL as of the Effective Date shall consist of (a) William S. Bernstein, Marvin Moser, M.D. and Yang Lie (those persons proposed for nomination by the Steering Committee) and (b) current directors Michael T. Heffernan, Eric Moskow, M.D., Kevin E. Moley, and David M. Livingston, M.D. The appointment or continuance of the proposed directors and officers of the Reorganized Debtors is consistent with the interests of the holders of Claims and Interests and public policy.

     L. Section 1129(a)(6) of the Bankruptcy Code is inapplicable to the Prepackaged Plan as there are no proposed rate changes in the Prepackaged Plan to the extent that any rates of the Debtors are regulated by governmental entities to be implemented through the plan confirmation process.

     M. With respect to each Impaired Class of Claims or Interests of the Debtors, each Holder of a Claim or Interest in such Class has accepted the Prepackaged Plan or will receive or retain under the Prepackaged Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount such Holder would receive or retain if the Debtors were liquidated on the Effective Date under chapter 7 of the Bankruptcy Code.

     N. Pursuant to sections 1126 and 1129(a)(8) of the Bankruptcy Code, (a) as indicated in Article III of the Prepackaged Plan, Classes 1, 2, 3, 5 and 8 are unimpaired, and (b) as indicated in the Voting Affidavit, all Impaired Classes, other than Classes 6 and 7, have accepted the Prepackaged Plan, pursuant to sections 1126(c) and (d) of the Bankruptcy Code. Notwithstanding the rejection of the Prepackaged Plan by Classes 6 and 7, the Prepackaged Plan is confirmable because, as more fully set forth herein, the Prepackaged Plan does not discriminate unfairly and satisfies the fair and equitable requirements of section 1129(b)(1) of the Bankruptcy Code with respect to Classes 6 and 7.

     O. The Prepackaged Plan provides for treatment of Administrative Claims, Priority Tax Claims and Priority Claims entitled to priority pursuant to sections 507(a)(1), (a)(3), and (a)(8) of the Bankruptcy Code in the manner required by section 1129(a)(9) of the Bankruptcy Code. Administrative Expense Claims incurred in the ordinary course of business shall be paid or performed in accordance with the terms and conditions of the parties' agreements.

     P. As required by section 1129(a)(10) of the Bankruptcy Code and as indicated in the Voting Affidavit, through the acceptance by Class 4 of the Prepackaged Plan, at least one Class of Claims or Interests that is Impaired under the Prepackaged Plan has accepted the Prepackaged Plan, excluding votes cast by any insider.

     Q. The Prepackaged Plan is feasible. The Debtors have demonstrated that on and after the Effective Date, all conditions to the effectiveness of the Prepackaged Plan shall have been satisfied and the Debtors will have the ability to meet their financial obligations under the Prepackaged Plan and continue their businesses in the ordinary course. As required by section 1129(a)(11), confirmation of the Prepackaged Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of the Debtors, the Reorganized Debtors or any successors to the Reorganized Debtors under the Prepackaged Plan.

     R. As required by section 1129(a)(12) of the Bankruptcy Code, all fees payable under 28 U.S.C. section 1930, which are unpaid and due to be paid as of the Effective Date, shall be paid in Cash on or before the Effective Date.

     S. In accordance with section  1129(a)(13) of the Bankruptcy Code,  Section
6.08 of the Prepackaged Plan provides for the continuation after the Effective Date of all retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, if any, maintained or established by the Debtors prior to the Confirmation Date.

     T. Pursuant to sections 1129(b)(1) and (b)(2)(C) of the Bankruptcy Code, the Prepackaged Plan is fair and equitable with regard to Classes 6 and 7, which are deemed to have rejected the Prepackaged Plan, because: (i) Holders of Interests in Classes 6 and 7 will receive or retain under the Prepackaged Plan on account of such Interest property of a value, as of the Effective Date, that is not less than the amount such Holder would receive or retain if the Debtors were liquidated on the Effective Date under chapter 7 of the Bankruptcy Code, and (ii) no Holder of a Claim or Interest junior to the Interests in Classes 6 and 7 will receive or retain any property under the Prepackaged Plan on account of such junior Claim or Interest.

     U. The provisions of the Prepackaged Plan with respect to the Holders of the Unimpaired Claims are fair and appropriate, and the Prepackaged Plan does not require the Holders of the Unimpaired Claims to file proofs of claim with this Court and does not discharge such Unimpaired Claims.

     V. Each of the conditions precedent to the entry of this Confirmation Order, as set forth in Section 9.02 of the Prepackaged Plan, have been satisfied or waived in accordance with the Prepackaged Plan.

     W. Pursuant to section 1125(e) of the Bankruptcy Code, the Debtors and the Releasees shall not be liable (a) on account of their solicitation of acceptances of the Prepackaged Plan and Reorganized ICSL's issuance of the New ICSL Common Stock pursuant to the Prepackaged Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code, or (b) for any violation of applicable law, rule or regulation governing the solicitation of acceptances of a plan of reorganization or the offer, issuance, sale or purchase of securities.

     X. The offer and distribution of the New ICSL Common Stock to Holders of Class 4 Claims and Class 6 Interests are exempt from Section 5 of the Securities Act of 1933 and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer, underwriter, broker or dealer in such security. With regard to the options to be granted under the Option Plan, ICSL intends either to register such options under a Form S-8 registration statement or to assert an exemption from such registration under
Section 4(2) of the Securities Act of 1933 or any other applicable statute, rule or regulation.

     Y. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of the New ICSL Common Stock or a security under the Prepackaged Plan, or the making or delivery or recording of any instrument of transfer under the Prepackaged Plan, shall not be taxed under any law imposing a stamp tax or similar tax. Consistent with the foregoing, each recorder of deeds

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

or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to this Confirmation Order, be ordered and directed to accept such instrument, without requiring the payment of any stamp tax or similar tax.

     Z. No non-Debtor party to any executory contract or unexpired lease assumed pursuant to Section 6.01 of the Prepackaged Plan has objected to such assumption. The Debtors have (A) cured, or provided adequate assurance that the Reorganized Debtors will cure, defaults (if any) under or relating to each executory contract or unexpired lease assumed under the Prepackaged Plan and
(B) pursuant to Section 6.03 of the Prepackaged Plan, provided a reasonable and appropriate procedure for resolving disputes, if any, to cure amounts.

     AA. Because (A) the Prepackaged Plan does not provide for the liquidation of all or substantially all of the property of Debtors' Estates and (B) the Reorganized Debtors will engage in business following consummation of the Prepackaged Plan, section 1141(d)(3) of the Bankruptcy Code is inapplicable.

     BB. The principal purpose of the Prepackaged Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. section 77e). Accordingly, section 1129(d) of the Bankruptcy Code is inapplicable.

     CC. The conditions to the Effective Date set forth in Section 9.02 of the Prepackaged Plan will be satisfied or authorized by entry of the Confirmation Order and the Solicitation and Disclosure Statement Order.

     DD. This Court may properly retain jurisdiction over the matters set forth in Article XII of the Prepackaged Plan.

                                    II. ORDER


         THEREFORE, THE COURT HEREBY ORDERS, ADJUDGES AND DECREES THAT:


          A. Adequacy of the Prepetition Solicitation and Disclosure Statement.
             ------------------------------------------------------------------

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

     1. Pursuant to Bankruptcy Rule 3018(c), the forms of ballots, master ballots and balloting instructions, substantially in the form of the sample ballots annexed to the Scheduling Motion (collectively, the "Ballots"), are approved. The procedures by which the Ballots to accept or reject the Prepackaged Plan were distributed and tabulated were fair, properly conducted and in accordance with the Bankruptcy Code, the Bankruptcy Rules and the local rules of Bankruptcy Code. The establishment of May 18, 2000 as the record date for determining which holders of Debentures are entitled to vote on the Prepackaged Plan is approved. The establishment of July 12, 2000 as the termination date for the solicitation period is approved.

     2. The Disclosure Statement filed by the Debtors on the Petition Date is approved as containing "adequate information" pursuant to section 1125(a) of Bankruptcy Rule 3017(b).

          B. Confirmation of the Prepackaged Plan.
             -------------------------------------

     3. The Prepackaged Plan and each of its provisions shall be, and hereby are, confirmed in accordance with sections 1129(a) and (b) of the Bankruptcy Code; provided, however, that if there is any direct conflict between the terms
      ---------  --------
of the Prepackaged Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control. All objections and responses to, and statements and continents regarding the Prepackaged Plan, to the extent not already withdrawn, shall be, and hereby are, overruled.

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

          C. Effects of Confirmation of the Prepackaged Plan.

     4. Pursuant to section 1141(a) of the Bankruptcy Code, from and after the Confirmation Date, the Prepackaged Plan shall be binding upon and inure to the benefit of the Reorganized Debtors, all Holders of Claims against, and Interests in, the Debtors and any other parties-in-interest in the Chapter 11 Cases and their respective successors and assigns.

     5. Except as otherwise provided in the Prepackaged Plan, all distributions under the Prepackaged Plan shall be received and retained free of and from any obligations to hold or transfer the same to any other Creditor, and shall not be subject to levy, garnishment, attachment or other legal process by any Holder by reason of claimed contractual subordination rights whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code or otherwise and this Confirmation Order shall constitute an injunction enjoining any Person from enforcing or attempting to enforce any contractual, legal or equitable subordination rights to Property distributed under the Prepackaged Plan.

          D. Continued Corporate Existence; Revesting Of Assets.

     6. The Debtors shall, as Reorganized Debtors, continue to exist after the Effective Date as separate corporate entities, each with all of the powers of corporations under the laws of each Debtor's respective state of incorporation and without prejudice to any right to alter or terminate such existence, whether by merger or otherwise, under applicable state law.

     7. Except as otherwise expressly provided in the Prepackaged Plan, pursuant to sections 1123(a)(5), 1123(b)(3) and 1141(b) of the Bankruptcy Code, all Property comprising the Estates of each Debtor, including, but not limited to, all Causes of Action, shall automatically be retained and revest in the relevant Reorganized Debtor or its respective successor, free and clear of all Claims, Liens, contractually-imposed restrictions, charges, encumbrances and Interests of Creditors and equity security holders on the

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

Effective Date, except as specifically set forth in the Prepackaged Plan and in this Confirmation Order, with all such Claims, Liens, contractually-imposed restrictions, charges, encumbrances and Interests, being extinguished except as otherwise provided in the Prepackaged Plan and this Confirmation Order or in connection with the New Credit Facility. As of the Effective Date, each Reorganized Debtor may operate its business and use, acquire and dispose of Property and settle and compromise Claims or Interests without supervision of the Bankruptcy Court free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Prepackaged Plan and Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges it incurs for professional fees, disbursements, expenses, or related support services incurred after the Effective Date without any application to the Bankruptcy Court.

          E. Discharge.

     8. To the fullest extent permitted by applicable law (including, without limitation, section 105 of the Bankruptcy Code), and except as otherwise provided in the Prepackaged Plan or in this Confirmation Order, (A) all consideration distributed under the Prepackaged Plan shall be in exchange for, and in complete satisfaction, settlement, discharge and release of, all Claims and Interests of any nature whatsoever against the Debtors or any of their assets or properties, and regardless of whether any Property shall have been distributed or retained pursuant to the Prepackaged Plan on account of such Claims or Interests, upon the Effective Date, the Debtors, and each of them, shall (i) be deemed discharged and released under section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including, but not limited to, demands and liabilities that arose before the Confirmation Date, debts (as such term is defined in section 101(12) of the Bankruptcy Code), Liens, security interests, and encumbrances of and against all Property of the respective Estates, the Debtors and their Affiliates, that arose before Confirmation, as more fully set forth in the Prepackaged Plan; and (B) as of the Confirmation Date, all entities, including, without

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

limitation, all Holders of Claims or Interests, shall be barred and enjoined from asserting against the Debtors or the Reorganized Debtors, their successors or their property any other or further Claims, debts, rights, Causes of Action, liabilities or Interests relating to the Debtors, as more fully set forth in the Prepackaged Plan. In accordance with the foregoing, except as provided in the Prepackaged Plan or this Confirmation Order, this Confirmation Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against the Debtors and termination of all Interests of the Holders of Old ICSL Common Stock and Old Other Interests, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge and termination shall void any judgment obtained against the Debtors at any time, to the extent that such judgment relates to a discharged Claim or terminated Interest.

          F. Injunction

          (a) Discharged Claims and Terminated Interests.

     9. Except as otherwise expressly provided for in the Prepackaged Plan or this Order and to the fullest extent authorized or provided by the Bankruptcy Code, including sections 524 and 1141 thereof, the entry of this Order shall, provided that the Effective Date occurs, permanently enjoin all Persons that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is Impaired or terminated pursuant to the terms of the Prepackaged Plan from taking actions against the Debtors, the Reorganized Debtors or their property on account of any such discharged Claims, debts or liabilities or such terminated Interests or rights, as more fully set forth in the Prepackaged Plan.

          (b) Released Claims.

     10. As of the Effective Date, this Order shall constitute an injunction permanently enjoining any Person that has held, currently holds or may hold a Claim, demand, debt, right, Cause of Action or liability that is released pursuant to Section 11.04 of the Prepackaged Plan from enforcing or attempting to enforce any such Claim, demand, debt, right, Cause of Action or liability against any
(i) Debtor, (ii) Reorganized Debtor, (iii) Releasee, (iv) director, officer or employee of any Debtor who continues in such position subsequent to the Effective Date, or (v) former director, officer or employee of any Debtor, or any of their respective property based on, arising from or relating to, in whole or in part, any act, omission, or other occurrence taking place on or prior to the Effective Date with respect to or in any way relating to the Chapter 11 Cases, all of which Causes of Action will be deemed released on the Effective Date; provided, however, that with respect to the former directors, officers and employees of the Debtors, this injunction shall apply only to the enforcement of Claims, demands, debts, rights, Causes of Action or liabilities with respect to which such former directors, officers and employees would be entitled to indemnification from the Debtors or the Reorganized Debtors under contract or law; and, provided further, however, that this injunction shall not apply to (a) any claims Creditors may assert under the Prepackaged Plan to enforce their rights thereunder to the extent permitted by the Bankruptcy Code or (b) any claims Creditors or other third parties may have against each other, which claims are not related to the Debtors and the Reorganized Debtors, it being understood, however, that any defenses, offsets or counterclaims of any kind or nature whatsoever which the Debtors may have or assert in respect of any of the claims of the type described in (a) or (b) of this paragraph are fully preserved.

          G. Releases.

          (a) Releases By Debtors.

     11. Pursuant to Section 11.04(a) of the Prepackaged Plan, effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as otherwise provided in the Prepackaged Plan or this Confirmation Order, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors and the Reorganized Debtors in their individual capacities and as debtors in possession are deemed to release forever, waive and discharge those parties set forth in the Prepackaged Plan for those items set forth in the Prepackaged Plan.

          (b) Releases by Holders of Claims and Interests.

     12. Effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as otherwise provided in the Prepackaged Plan or this Confirmation Order, to the fullest extent permitted under applicable law, in consideration for the obligations of the Persons set forth below under the Prepackaged Plan, and, if applicable, a Forbearance Agreement and the Cash, securities, contracts, releases and other agreements or documents to be delivered in connection with the Prepackaged Plan, each Holder (as well as any trustee or agent on behalf of each such Holder) of a Claim and any Affiliate of any such Holder, shall be deemed to have forever waived, released and discharged those parties set forth in the Prepackaged Plan for those items set forth in the Prepackaged Plan.

          H. Exculpation.

     13. None of the Debtors, the Reorganized Debtors or Exculpated Persons shall have or incur any liability to any Person for any act taken or omission made in good faith in connection with, relating to, or arising out of, the Chapter 11 Cases, the Prepackaged Plan, a Forbearance Agreement, or the Property to be distributed under the Prepackaged Plan.

          I. Unimpaired Claims.

     14. All Administrative Claims, Priority Tax Claims and Class 1, 2, 3, 5 and 8 Claims are not impaired by the Prepackaged Plan in accordance with section 1124 of the Bankruptcy Code and shall survive confirmation of the Prepackaged Plan except to the extent previously satisfied in full pursuant to the Prepackaged Plan or the Order of this Court Granting Debtor Authority to Pay Undisputed and Unimpaired Pre-Petition Claims in the Ordinary Course of Business dated July 14, 2000. Neither the Prepackaged Plan nor this Confirmation Order shall be construed as altering in any way the legal, equitable or contractual rights of the Holders of Unimpaired Claims. The Holders of Unimpaired Claims shall not be required to file proofs of claim with this Court, and any dispute with respect to any Unimpaired Claim may be determined, resolved or adjudicated, as the case may be, with respect to the Reorganized Debtors in the manner in which such dispute would have been determined, resolved or adjudicated if the Chapter 11 Cases had not been commenced.

          J. Effects of Prepackaged Plan and Injunction on Certain Claims.

     15. Notwithstanding any provision of the Prepackaged Plan or this Confirmation Order to the contrary, any police and regulatory rights and Claims of governmental units shall not be discharged, impaired, or adversely affected by the Prepackaged Plan and the Chapter 11 Cases, shall survive the Chapter 11 Cases as if the case had not been commenced, and shall be determined in the manner and by the administrative or judicial tribunals in which such rights or claims would have been resolved or adjudicated if the Chapter 11 Cases had not been commenced.

     16. Notwithstanding any provision in the Plan, Confirmation Order or any Bar Date Order to the contrary, there shall be no bar date with respect to claims of the United States, including, but not limited to, any claims that may arise due to the transactions contemplated by the Plan or effected as a result of the Plan, and all rights and claims of the United States shall not be discharged, impaired or adversely affected by the Plan, Confirmation Order or bankruptcy cases and shall survive the bankruptcy cases as if the cases had not been commenced, and shall be determined in the manner and by the administrative or judicial tribunals in which such rights or claims would have been resolved or adjudicated had the bankruptcy cases not been commenced. The foregoing shall not apply to claims classified as Class 4 Debentureholder claims held by the United States, if any. The Debtors, however, are unaware of any Class 4 Debentureholder claims held by the United States.

     17. All injunctions and stays pursuant to sections 105 and 362 of the Bankruptcy Code or otherwise shall remain in full force and effect until the Effective Date of the Prepackaged Plan, except that nothing herein shall bar the filing of financing documents or the taking of such other actions as are necessary to effectuate the transactions specifically contemplated by the Prepackaged Plan or by this Confirmation Order, including but not limited to the New Credit Facility.

          K. Implementation of Prepackaged Plan.

     18. Immediately upon the entry of this Confirmation Order, the terms of the Prepackaged Plan shall be, and hereby are, deemed binding upon the Debtors, the Reorganized Debtors, any and all Holders of Claims or Interests (irrespective of whether such Claims or Interests are impaired under the Prepackaged Plan or whether the Holders of such Claims or Interests accepted or are deemed to have accepted the Prepackaged Plan), any and all non-Debtor parties to executory contracts and unexpired leases with the Debtors and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing.

          L. Executory Contracts and Unexpired Leases.

     19. The executory contract and unexpired lease provisions of Article VI of the Prepackaged Plan shall be, and hereby are, approved in their entirety. Immediately prior to the Effective Date, all executory contracts and unexpired leases of the Debtor will be deemed assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, except those executory contracts and unexpired leases, that (a) have been rejected by order of this Court, or (b) are the subject of a motion to reject pending on the Effective Date.

          M. Cancellation of Existing Securities.

     22. On the Effective Date, the Debentures, the Old ICSL Common Stock Interests (including any shares of Old ICSL Common Stock that have been authorized to be issued but that have not been issued as of the Effective Date) and the Old Other Interests shall be canceled and extinguished and the Holders thereof shall have no rights and such instruments shall evidence no rights, except the right to receive the distributions, if any, to be made to Holders of such instruments under the Prepackaged Plan. Except with respect to the performance by the Indenture Trustee or its agents of the Indenture Trustee's obligations under the Prepackaged Plan or in connection with any distribution to be made under the Prepackaged Plan, effective as of the Effective Date, the Indenture Trustee and its agents, successors and assigns shall be discharged of all of their obligations associated with the Indenture and related agreements and released from all Claims arising in the Chapter 11 Cases and, effective as of the Effective Date, such Indenture shall be deemed canceled, except that such cancellation shall not impair the rights of the Holders of the Debentures to received distributions under the Prepackaged Plan or the rights of the Indenture Trustee under its charging lien pursuant to the Indenture to the extent that the Indenture Trustee has not received payment and, to the extent applicable, a reserve has not been established on account of the Indenture Trustee Claim pursuant to Section 7.06 of the Prepackaged Plan.

          N. Issuance Of New ICSL Common Stock

     23. The Reorganized Debtors are hereby authorized to issue the New ICSL Common Stock.

     24. On the Effective Date, all of the issued and outstanding Debentures and Old ICSL Common Stock shall be canceled and exchanged for shares of New ICSL Common Stock in accordance with Sections 3.09 and 3.11 of the Prepackaged Plan, respectively. This exchange of the Debentures for the New ICSL Common Stock shall be in full satisfaction, settlement, release and discharge of all Allowed Debenture Claims, which Claims shall be Allowed in the aggregate amount of $100,000,000, and all Old ICSL Common Stock Interests. The Debentures and the Old

ICSL Common Stock will be canceled and the New ICSL Common Stock will be credited to the accounts maintained on behalf of the Holders thereof at the applicable record holder.

          O. New  Credit  Facility  and  Sources  of Cash for  Prepackaged  Plan
             -------------------------------------------------------------------
             Distribution.
             -------------

     25. On or prior to the Effective Date, ICSL shall enter into the New Credit Facility, which has been approved by Order of this Court entered concurrently herewith, which along with Cash in the possession of the Reorganized Debtors as of the Effective Date, shall be the primary source of funds for distribution under the Prepackaged Plan.

     26. Most of the Debtors are obligated to Heller Healthcare Finance, Inc., f/k/a HCFP Funding, Inc. ("HHF") for the repayment of certain prepetition loans made by HHF pursuant to a prepetition revolving credit facility. HHF's secured claims against the Debtors (the "HHF Class 1 Claims") are classified in the Class of Revolving Credit Facilities Claims, which is Class 1 under the Plan. HHF has filed an objection to confirmation of the Plan, seeking clarification of the treatment of the HHF Class 1 Claims, and objecting to the Plan if it is not clarified. HHF's objection has been and is resolved by the agreed amendment to the Plan set forth below in this paragraph. Section 3.06 of the Plan is hereby amended to add the following after the last sentence: Notwithstanding the foregoing, however, Heller Healthcare Finance, Inc., f/k/a HCFP Funding, Inc. ("HHF"), as the Holder of a Class 1 Revolving Credit Facilities Claim, shall receive, in full satisfaction, settlement, release, extinguishment and discharge of such Claim, payment in Cash by the Effective Date of the full amount of such Claim and every element thereof payable under HHF's loan and security documents.

               P. Distributions.

     27. The distribution  provisions of Article V of the Prepackaged Plan shall
be,  and  hereby  are,  approved.   The  Reorganized   Debtors  shall  make  all
distributions required under the Prepackaged Plan.

     28. All Property distributed on account of Claims must be claimed within the later of (A) one (1) year after the Effective Date or (B) one (1) year after such distribution is made to such Holder or, in the case of a distribution made in the form of a check, must be negotiated and a request for reissuance be made as provided for in Section 5.07 of the Prepackaged Plan. All Unclaimed Property will be retained by and will revest in the Reorganized Debtors and will no longer be subject to distribution. 29. In connection with each distribution with respect to which the filing of an information return (such as an Internal Revenue Service Form 1099 or 1042) or withholding is required, the Reorganized Debtors shall file such information return with the Internal Revenue Service and provide any required statements in connection therewith to the recipients of such distribution or effect any such withholding and deposit all moneys so withheld as required by law.

               Q. Prosecution of Objections to Claims.

     30. After the Confirmation Date, the Debtors and the Reorganized Debtors shall have the exclusive authority to File objections to, settle, compromise, withdraw or litigate to judgment objections to Claims. From and after the Confirmation Date, the Debtors and the Reorganized Debtors may settle or compromise any Disputed Claim without approval of this Court. Notwithstanding any provision in the Prepackaged Plan to the contrary, the Prepackaged Plan does not in any way alter the rights, if any, of any Holder of a Disputed Claim to pursue resolution of its Claims in any appropriate non-bankruptcy forum, to the extent and by such means as the Holder is entitled pursuant to non-bankruptcy law, including through trial by jury (if applicable). The estimation and Disputed Claim resolution procedures set forth in the

Prepackaged Plan shall not be deemed to expand the jurisdiction of this Court beyond the jurisdiction otherwise provided under the Bankruptcy Code and any applicable, related statute, rule or order.

               R. Corporate Action.

     31. On the Effective Date, the adoption of the New ICSL Certificate of Incorporation or similar constituent documents, the amendment of the By-laws, the selection of directors and officers for the Reorganized Debtors, the approval of the Option Plan and all actions contemplated by the Prepackaged Plan shall be authorized and approved in all respects (subject to the provisions of the Prepackaged Plan). All matters provided for in the Prepackaged Plan involving the corporate structure of the Debtors or the Reorganized Debtors, and any corporate action required by the Debtors or the Reorganized Debtors in connection with the Prepackaged Plan, shall be, and hereby are, deemed to have occurred and be effective as provided in the Prepackaged Plan, and shall be, and hereby are, authorized and approved in all respects without any requirement of further action by the security holders or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate officers of the Reorganized Debtors and members of the board of directors of the Reorganized Debtors are authorized and hereby directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Prepackaged Plan in the name of, and on behalf of, each of the Reorganized Debtors including, without limitation, the New ICSL Common Stock.

               S. Retention Of Jurisdiction.

          (a) Exclusive Jurisdiction of Bankruptcy Court.

     32. Notwithstanding the entry of this Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain after the Effective Date exclusive jurisdiction of all matters arising out of, arising in or related to, the Chapter 11 Cases to the fullest extent permitted by applicable law, including, without limitation, jurisdiction to all such matters set forth in
Section 12.01 of the Prepackaged Plan.

          (b) Non-Exclusive Jurisdiction of Bankruptcy Court.

     33. Following the Effective Date, the Bankruptcy Court will retain non-exclusive jurisdiction of the Chapter 11 Cases to the fullest extent permitted by applicable law, including, without limitation, jurisdiction to all such matters set forth in Section 12.02 of the Prepackaged Plan.

               T. Miscellaneous.

     34. On or prior to the Effective Date, the Debtors shall pay all fees payable pursuant to 28 U.S.C. section 1930.

     35. The failure to reference or discuss any particular provision of the Prepackaged Plan in this Order shall have no effect on the validity, binding effect, or enforceability of such provision and such provision shall have the same validity, binding effect, and enforceability as every other provision of the Prepackaged Plan.

     36. Pursuant to section 1125 of the Bankruptcy Code, the Debtors and the Releasees have, and upon Confirmation of the Prepackaged Plan shall be deemed to have, transmitted the solicitation materials and solicited acceptances and rejections of the Prepackaged Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and the Debtors and the Releasees (and each of their respective Affiliates, officers, directors, employees, consultants, agents, advisors, members, attorneys, accountants, financial advisors, other representatives and Professionals), have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer, issuance, sale, and purchase of the securities offered and sold under the Prepackaged Plan, and, to the fullest extent permitted under section 1125 of the Bankruptcy Code, are not, and on account of such offer, issuance, sale, solicitation, and/or purchase will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Prepackaged Plan or the offer, issuance, sale, or purchase of the securities offered and sold under the Prepackaged Plan.

     37. To the fullest extent permitted under section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of a security under the Prepackaged Plan or the making or delivery or recording of an instrument of transfer under the Prepackaged Plan shall not be taxed under any law imposing a stamp tax or similar tax. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded is hereby ordered and directed to accept such instrument, without requiring the payment of any stamp tax or similar tax.

     38. The offering, issuance and distribution of the New ICSL Common Stock to Holders of Class 4 Claims and Class 6 Interests are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and any and all federal, state and local laws requiring the registration of an offer or sale of such securities or the registration or licensing of an issuer, underwriter, broker or dealer in such security.

               U. Notice of Entry of Confirmation Order.

     39. Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtors shall be, and hereby are, directed to serve a notice of the entry of this Confirmation Order on all Holders of Claims or Interests to whom the notice of the Confirmation Hearing was mailed, the United States Trustee, and the Indenture Trustee no later than 30 days after the Confirmation Date; provided, however, if within 30 days after the Confirmation Date this Court has entered a final decree closing the Chapter 11 Cases pursuant to Rule 3022, the Reorganized Debtors are authorized, in their discretion, to serve on the Persons and Entities identified in this Paragraph above, a combined notice of entry of this Confirmation Order and entry of the final decree, in lieu of separate notices, no later than 35 days after the Confirmation Date.

     40. The Debtors shall be, and hereby are, directed to serve copies of this Confirmation Order on each party that has filed a notice of appearance in the Chapter 11 Cases and on each party who filed an objection or response to, or statement or comment regarding the Prepackaged Plan, no later than 14 days after the Confirmation Date.

     41. No further notice of the entry of this Confirmation Order shall be required.

               V. Bar Date for Professionals.

     42. Applications for compensation for services rendered and reimbursement of expenses incurred by Professionals (A) from the latter of the Petition Date or the date on which retention was approved through the Effective Date or (B) at any time during the Chapter 11 Cases when such compensation is sought pursuant to sections 503(b)(3) through (b)(5) of the Bankruptcy Code, shall be Filed no later than forty-five (45) days after the Effective Date or such later date as the Bankruptcy Court approves, and shall be served on (i) the Debtors, at the addresses set forth in Section 13.10 of the Prepackaged Plan, (ii) counsel to the Debtors, (iii) counsel to the Official Committee of Unsecured Creditors and
(iv) the Office of the United States Trustee, 601 Walnut Street, Curtis Center, Suite 95ons that are not timely Filed will not be considered by the Court. The0 West, Philadelphia, Pennsylvania 19106. Applications that are not timely Filed will not be considered by the Court. The

Reorganized Debtors may pay any Professional fees and expenses incurred after the Effective Date without any application to the Bankruptcy Court.

                  IT IS SO ORDERED.

Wilmington, Delaware
Dated: August 25, 2000
                                     /s/ Peter J. Walsh         ________________
                                     THE HONORABLE PETER J. WALSH, CHIEF JUDGE
                                     UNITED STATES BANKRUPTCY COURT